UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         April 22, 2016

ALLEGHANY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Stockholders of Alleghany Corporation (“Alleghany”) held on April 22, 2016: (i) two directors were elected to serve for three-year terms on the Board of Directors of Alleghany, (ii) the selection of Ernst & Young LLP as Alleghany’s independent registered public accounting firm for the 2016 fiscal year was ratified, and (iii) an advisory vote on Alleghany named executive officer compensation was approved. Set forth below are the voting results for these proposals:

	For	Against	Abstain	Broker Non-Votes
(i) Election of Directors

(a) Karen Brenner	13,719,995	97,314	2,418	619,794

(b) John G. Foos	13,771,918	45,191	2,618	619,794

(ii) Ratification of Independent Registered Public Accounting Firm	14,432,726	4,727	2,068	N/A

(iii) Advisory Vote on Executive Compensation	13,343,308	466,317	10,102	619,794

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: April 25, 2016	By:	/s/ John L. Sennott, Jr.
Name: John L. Sennott, Jr.
Title: Senior Vice President

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